Exhibit 99.1

Richler & Tabac, Chartered Accountants
4420 Cote de Liesse Rd Suite 200
Montreal, Quebec H4N 2B7
Tel: 514-739-3606
Fax: 514-739-9226

March 28, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen;

I have read Item 4 of Form 8-K dated March 28, 2005 of Millenia Hope Inc. and am in agreement with the statements contained in Item 4(a) therein. I have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Steve Tabac
Richler & Tabac, Chartered Accountants